SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2004

Church & Dwight Co., Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey		08543
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (609) 683-5900

N/A

(Former name and former address, if changed since last report)

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION.

The Company is furnishing as Exhibit 99.1 hereto a press release pursuant to this Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: August 10, 2004	By:	/s/ JAMES R. CRAIGIE
	Name:	JAMES R. CRAIGIE
	Title:	President and Chief Executive Officer